Related Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Prior to the completion of the Marcellus JV Buy-In, the Company was reimbursed for costs incurred on behalf of the Company’s Marcellus joint venture. General and administrative expenses incurred by the Company and reimbursed by the Company’s Marcellus joint venture were $0.3 million and $1.6 million for the years ended December 31, 2014 and 2013, respectively.
Prior to our IPO, the Company reimbursed Rice Partners for expenses incurred on behalf of the Company. General and administrative expenses incurred by Rice Partners and reimbursed by the Company were $1.8 million and $9.3 million for the years ended December 31, 2014 and 2013, respectively. Prior to the closing of our IPO, the Company terminated its agreement to reimburse Rice Partners for expenses incurred on its behalf.
Upon completion of the RMP IPO, the Company entered into a 15 year, fixed fee gas gathering and compression agreement (the “Gas Gathering and Compression Agreement”) with RMP, under which RMP will gather natural gas on RMP’s gathering systems located in Washington County and Greene County, Pennsylvania and provide compression services. Pursuant to the Gas Gathering and Compression Agreement, RMP will charge the Company a gathering fee of $0.30 per Dth and a compression fee of $0.07 per Dth per stage of compression, each subject to annual adjustment for inflation based on the Consumer Price Index. The Gas Gathering and Compression Agreement covers approximately 93,000 gross acres of the Company’s acreage position in the dry gas core of the Marcellus Shale in southwestern Pennsylvania as of December 31, 2015 and any future acreage it acquires within these counties, excluding the first 40.0 MDth/d of Rice Energy’s production from approximately 19,000 gross acres subject to a pre-existing third-party dedication.  The revenues and related receivables RMP records pursuant to the Gas Gathering and Compression Agreement are eliminated in consolidation in the accompanying consolidated financial statements.
In connection with the closing of the acquisition of the Water Assets on November 4, 2015, the Partnership entered into Amended and Restated Water Services Agreements (the “Water Services Agreements”) with the Company, whereby the Partnership has agreed to provide certain fluid handling services to the Company, including the exclusive right to provide fresh water for well completions operations in the Marcellus and Utica Shales and to collect and recycle or dispose of flowback and produced water for the Company within areas of dedication in defined service areas in Pennsylvania and Ohio. The initial term of the Water Services Agreements is until December 22, 2029 and from month to month thereafter. Under the agreements, the Company will pay the Partnership (i) a variable fee, based on volumes of water supplied, for freshwater deliveries by pipeline directly to the well site, subject to annual CPI adjustments and (ii) a produced water hauling fee of actual out-of-pocket cost incurred by us, plus a 2% margin.